FUND ACCOUNTING AGREEMENT

      AGREEMENT made this 1st day of May, 1997 between THE TREASURER'S FUND, INC. (the "Company"), a Maryland corporation having its principal place of business at 19 Old Kings Highway South, Darien, Connecticut 06820, and BISYS FUND SERVICES, INC. ("BISYS"), a corporation organized under the laws of the State of Delaware and having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

      WHEREAS, the Company desires that BISYS perform certain fund accounting services for each investment portfolio of the Company, all as now or hereafter may be established from time to time (individually referred to herein as the "Fund" and collectively as the "Funds"); and

      WHEREAS, BISYS is willing to perform such services on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

      1. Services.

            (a) Maintenance of Books and Records. BISYS will keep and maintain the following books and records of each Fund pursuant to Rule 31a-1 under the Investment Company Act of 1940 (the "Rule"):

                  (i) Journals containing an itemized daily record in detail of all purchases and sales of securities, all receipts and disbursements of cash and all other debits and credits, as required by subsection (b)(1) of the Rule;

                  (ii) General and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, as required by subsection (b)(2)(I) of the Rule;

                  (iii) Separate ledger accounts required by subsection
                        (b)(2)(ii) and (iii) of the Rule; and

                  (iv) A monthly trial balance of all ledger accounts (except shareholder accounts) as required by subsection (b)(8) of the Rule.

            (b) Performance of Daily Accounting Services. In addition to the maintenance of the books and records specified above, BISYS shall perform the following accounting services daily for each
                  Fund:

                  (i) Calculate the net asset value per share utilizing prices obtained from the sources described in subsection 1(b)(ii) below;

                  (ii) Obtain security prices from independent pricing services, or if such quotes are unavailable, then obtain such prices from each Fund's investment adviser or its designee, as approved by the Company's Board of Directors;

                  (iii) Verify and reconcile with the Funds' custodian all daily trade activity;

                  (iv) Compute, as appropriate, each Fund's net income and capital gains, dividend payables, dividend factors, 7-day yields, 7-day effective yields, 30-day yields, and weighted average portfolio maturity;

                  (v) Review daily the net asset value calculation and dividend factor (if any) for each Fund prior to release to shareholders, check and confirm the net asset values and dividend factors for reasonableness and deviations, and distribute net asset values and yields to NASDAQ;

                  (vi) Report to the Company the daily market pricing of securities in any money market Funds, with the comparison to the amortized cost basis;

                  (vii) Determine unrealized appreciation and depreciation on securities held in variable net asset value Funds;

                 (viii) Amortize premiums and accrete discounts on securities purchased at a price other than face value, if requested by the Company;

                  (ix) Update fund accounting system to reflect rate changes, as received from a Fund's investment adviser, on variable interest rate instruments;

                  (x)   Post Fund transactions to appropriate categories;

                  (xi) Accrue expenses of each Fund according to instructions received from the Company's Administrator or its designee;

                  (xii) Determine the outstanding receivables and payables for all (1) security trades, (2) Fund share transactions and
                        (3) income and expense accounts;

                 (xiii) Provide accounting reports in connection with the
                        Company's regular annual audit and other audits and examinations by regulatory agencies; and

                  (xiv) Provide such periodic reports as the parties shall agree upon, as set forth in a separate schedule.

            (c)   Special Reports and Services.

                  (i) BISYS may provide additional special reports upon the request of the Company or a Fund's investment adviser, which may result in an additional charge, the amount of which shall be agreed upon between the parties.

                  (ii) BISYS may provide such other similar services with respect to a Fund as may be reasonably requested by the Company, which may result in an additional charge, the amount of which shall be agreed upon between the parties.

            (d) Additional Accounting Services. BISYS shall also perform the following additional accounting services for each Fund:

                  (i) Provide monthly a download (and hard copy thereof) of the financial statements described below, upon request of the Company. The download will include the following items:

                        Statement of Assets and Liabilities,
                        Statement of Operations,
                        Statement of Changes in Net Assets, and
                        Condensed Financial Information;

                  (ii)  Provide accounting information for the following:

                        (A) federal and state income tax returns and federal excise tax returns;
                        (B) the Company's semi-annual reports with the Securities and Exchange Commission ("SEC") on Form N-SAR;
                        (C) the Company's annual, semi-annual and quarterly (if any) shareholder reports;
                        (D) registration statements on Form N-1A and other filings relating to the registration of shares;

                        (E) the monitoring of each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended;
                        (F)   annual audit by the Company's auditors; and
                        (G)   examinations performed by the SEC.

      2. Compensation.

            BISYS shall be entitled to receive an annual fee from each Fund of $20,000. Such fee shall be payable by each Fund in twelve (12) installments, on the first day of each month, or at such other time(s) as the parties may agree upon.

      3. Reimbursement of Expenses.

            In addition to paying BISYS the fees referred to in Section 2 hereof, the Company agrees to reimburse BISYS for its out-of-pocket expenses in providing services hereunder, including without limitation the following:

            (a) All freight and other delivery and bonding charges incurred by BISYS in delivering materials to and from the Company;

            (b) The cost of microfilm or microfiche of records or other materials;

            (c) Any expenses BISYS shall incur at the written direction of an officer of the Company thereunto duly authorized; and

            (d) Any additional expenses reasonably incurred by BISYS in the performance of its duties and obligations under this Agreement.

      4. Effective Date.

            This Agreement shall become effective as of the date first written above (the "Effective Date").

      5. Term.

            The initial term of this Agreement (the "Initial Term") shall commence on May 1, 1997 and shall remain in effect through December 31, 1997. This Agreement shall be renewed automatically for successive periods of one year after the Initial Term, unless written notice of nonrenewal is provided by either party not less than 90 days prior to the end of the Initial Term or 90 days' advance written notice of termination is provided by either party at any time following the Initial Term. In the event of any breach of this Agreement by either party, the non-breaching party shall notify the breaching party in writing of such breach and upon receipt of such notice, the breaching party shall have 45 days to remedy the breach. In the event any material breach is not remedied within such time period, the nonbreaching party may immediately terminate this Agreement.

            Notwithstanding the foregoing after such termination for so long as BISYS, with the written consent of the Company, in fact continues to perform any one or more of the services contemplated by this Agreement or any schedule or exhibit hereto, the provisions of this Agreement, including without limitation the provisions dealing with indemnification, shall continue in full force and effect. Compensation due BISYS and unpaid by the Company upon such termination shall be immediately due and payable upon and notwithstanding such termination. BISYS shall be entitled to collect from the Company, in addition to the compensation described in this Agreement, all costs reasonably incurred in connection with BISYS' activities in effecting such termination, including without limitation, the delivery to the Company and/or its designees of the Company's property, records, instruments and documents, or any copies thereof. To the extent that BISYS may retain in its possession copies of any Company documents or records subsequent to such termination which copies had not been requested on behalf of the Company in connection with the termination process described above, BISYS will provide the Company with reasonable access to such copies; provided however, that, in exchange therefor, the Company shall reimburse BISYS for all costs reasonably incurred in connection therewith.

      6. Standard of Care; Reliance on Records and Instructions;
Indemnification.

            BISYS shall use its best efforts to insure the accuracy of all services performed under this Agreement, but shall not be liable to the Company for any action taken or omitted by BISYS in the absence of bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties. The Company agrees to indemnify and hold harmless BISYS, its employees, agents, directors, officers and nominees from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to BISYS's actions taken or nonactions with respect to the performance of services under this Agreement or based, if applicable, upon reasonable reliance on information, records, instructions or requests with respect to a Fund given or made to BISYS by a duly authorized representative of the Company; provided that this indemnification shall not apply to actions or omissions of BISYS in cases of its own bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties, and further provided that prior to confessing any claim against it which may be the subject of this indemnification, BISYS shall give the Company written notice of and reasonable opportunity to defend against said claim in its own name or in the name of BISYS.

      7. Record Retention and Confidentiality.

            BISYS shall keep and maintain on behalf of the Company all books and records which the Company is, or may be, required to keep and maintain pursuant to any applicable statutes, rules and regulations, including without limitation Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act") relating to the maintenance of books and records in connection with the services to be provided hereunder. BISYS further agrees that all such books and records shall be the property of the Company and to make such books and records available for inspection by the Company or by the Securities and Exchange Commission at reasonable times and otherwise to keep confidential all books and records and other information relative to the Company and its shareholders; except when requested to divulge such information by duly-constituted authorities or court process.

      8. Uncontrollable Events.

            BISYS assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

      9. Reports.

            BISYS will furnish to the Company's properly authorized auditors, investment advisers, examiners, distributors, dealers, underwriters, salesmen, insurance companies and others designated by the Company in writing, such reports and at such times as are prescribed pursuant to the terms and the conditions of this Agreement to be provided or completed by BISYS, or as subsequently agreed upon by the parties pursuant to an amendment hereto. The Company agrees to examine, or cause an authorized representative of the Company to examine, each such report or copy promptly and will report or cause to be reported any errors or discrepancies therein.

      10. Rights of Ownership.

            All computer programs and procedures developed to perform services required to be provided by BISYS under this Agreement are the property of BISYS. All records and other data except such computer programs and procedures are the exclusive property of the Company and all such other records and data will be furnished to the Company in appropriate form as soon as practicable after termination of this Agreement for any reason.

      11. Return of Records.

            BISYS may at its option at any time, and shall promptly upon the Company's demand, turn over to the Company and cease to retain, BISYS' files, records and documents created and maintained by BISYS pursuant to this Agreement which are no longer needed by BISYS in the performance of its services or for its legal protection. If not so turned over, such documents and records will be retained by BISYS for six years from the year of creation. At the end of such six-year period, such records and documents will be turned over to the Company unless the Company authorizes in writing the destruction of such records and documents.

      12. Representations of the Company.

            The Company certifies to BISYS that: (1) as of the close of business on the Effective Date, each Fund that is in existence as of the Effective Date has authorized unlimited shares, and (2) this Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      13. Representations of BISYS.

            BISYS represents and warrants that: (1) the various procedures and systems which BISYS has implemented with regard to safeguarding from loss or damage attributable to fire, theft, or any other cause the records, and other data of the Company and BISYS' records, data, equipment facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as are required for the secure performance of its obligations hereunder, and (2) this Agreement has been duly authorized by BISYS and, when executed and delivered by BISYS, will constitute a legal, valid and binding obligation of BISYS, enforceable against BISYS in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      14. Insurance.

            BISYS shall notify the Company should any of its insurance coverage be canceled or reduced. Such notification shall include the date of change and the reasons therefor. BISYS shall notify the Company of any material claims against it with respect to services performed under this Agreement, whether or not they may be covered by insurance, and shall notify the Company from time to time as may be appropriate of the total outstanding claims made by BISYS under its insurance coverage.

      15. Information Furnished by the Company.

            The Company has furnished to BISYS the following:

            (a) Copies of the Articles of Incorporation of the Company and of any amendments thereto, certified by the proper official of the state in which each such document has been filed.

            (b)   Copies of the Company's Bylaws and any amendments thereto.

            (c) A list of all the officers of the Company, together with specimen signatures of those officers who are authorized to instruct BISYS in all matters.

            (d) Two copies of the Prospectuses and Statements of Additional Information for each Fund.

      16. Information Furnished by BISYS.

            (a)   BISYS has furnished to the Company the following:

                  (i)   BISYS' Articles of Incorporation; and

                  (ii)  BISYS' Bylaws and any amendments thereto.

            (b) BISYS shall, upon request, furnish certified copies of corporate actions covering the following matters:

                  (i) Approval of this Agreement, and authorization of a specified officer of BISYS to execute and deliver this Agreement; and

                  (ii) Authorization of BISYS to act as BISYS and to provide the accounting services hereunder.

      17. Amendments to Documents.

            The Company shall furnish BISYS written copies of any amendments to, or changes in, any of the items referred to in Section 15 hereof forthwith upon such amendments or changes becoming effective. In addition, the Company agrees that no amendments will be made to the Prospectuses or Statements of Additional Information of the Company which might have the effect of changing the procedures employed by BISYS in providing the services agreed to hereunder or which amendment might affect the duties of BISYS hereunder unless the Company first obtains BISYS' approval of such amendments or changes.

      18. Compliance with Law.

            The Company represents and warrants that the Company has assumed full responsibility for the preparation, contents and distribution of each prospectus of the Company as to compliance with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the 1940 Act and any other laws, rules and regulations of governmental authorities having jurisdiction. BISYS shall have no obligation to take cognizance of any laws relating to the sale of the Company's shares. The Company represents and warrants that no shares of the Company will be offered to the public until the Company's registration statement under the Securities Act and the 1940 Act has been declared or becomes effective.

      19. Notices.

            Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the following address: if to the Company, at 19 Old Kings Highway South, Darien, Connecticut 06820, Attention: _______________; and if to BISYS, at 3435 Stelzer Road, Columbus, Ohio 43219, Attention: George O. Martinez, Esq., or at such other address as such party may from time to time specify in writing to the other party pursuant to this Section.

      20. Headings.

            Paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      21. Assignment.

            This Agreement and the rights and duties hereunder shall not be assignable with respect to a Fund by either of the parties hereto except by the specific written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

      22. Governing Law.

            This Agreement shall be construed and enforced in accordance with the laws of the State of Ohio and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      23. Proprietary and Confidential Information.

            BISYS agrees on behalf of itself and its officers and employees to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where BISYS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                          THE TREASURER'S FUND, INC.


                                          By: /s/ Bruce Alpert
                                             ----------------------------------


                                          Title: Vice President
                                                -------------------------------

                                          BISYS FUND SERVICES, INC.


                                          By: /s/ George O. Martinez
                                             ----------------------------------


                                          Title: Senior Vice President
                                                -------------------------------

                                                              Dated: May 1, 1997

                                   SCHEDULE A
                        TO THE FUND ACCOUNTING AGREEMENT
                                     BETWEEN
                           THE TREASURER'S FUND, INC.
                                       AND
                            BISYS FUND SERVICES, INC.

                                      FUNDS

This Agreement shall apply to all Funds, either now or hereafter created, of the Company as set forth below. The current Funds of the Company are also set forth below.

                        U. S. Treasury Money Market Portfolio
                        Domestic Prime Money Market Portfolio
                        Global Money Market Portfolio
                        Tax Exempt Money Market Portfolio
                        Limited Term Portfolio
                        Tax Exempt Limited Term Portfolio

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Felix J. Christiana, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Felix J. Christiana
                                          ------------------------------------
                                                    Felix J. Christiana

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Anthony J. Colavita, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Anthony J. Colavita
                                          ------------------------------------
                                                    Anthony J. Colavita

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Richard N. Daniel, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Richard N. Danial
                                          ------------------------------------
                                                    Richard N. Daniel

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Dr. Robert C. Kolodny, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Robert C. Kolodny
                                          ------------------------------------
                                                    Dr. Robert C. Kolodny

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Thomas E. O'Connor, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Thomas E. O'Connor
                                          ------------------------------------
                                                    Thomas E. O'Connor

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Karl Otto Pohl, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Karl Otto Pohl
                                          ------------------------------------
                                                    Karl Otto Pohl

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Anthony R. Pustorino, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Anthony R. Pustorino
                                          ------------------------------------
                                                    Anthony R. Pustorino

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Dr. Werner J. Roeder, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                /s/ Werner J. Roeder
                                          ------------------------------------
                                                    Dr. Werner J. Roeder

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Anthonie C. van Ekris, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald
S. Eaker and Henley L. Smith and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Anthonie C. van Ekris
                                          ------------------------------------
                                                    Anthonie C. van Ekris

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that Mary E. Hauck, whose signature appears below, hereby constitutes and appoints Bruce N. Alpert, Ronald S. Eaker and Henley L. Smith and each of them, with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-17604, and any and all amendments thereto filed by The Treasurer's Fund, Inc. (the "Fund"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                /s/ Mary E. Hauck
                                          ------------------------------------
                                                    Mary E. Hauck